UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 3, 2005
(Date of earliest event reported)

Inland Land Appreciation Fund II, L.P.
(Exact name of registrant as specified in the charter)

Delaware	0-19220	36-3664407
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant.

The attached exhibit is the response from Deloitte & Touche LLP to the Form 8-K filed on February 2, 2005.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits
Exhibit	Description

16.1	Letter of Deloitte & Touche LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inland Land Appreciation Fund II, L.P.
(Registrant)

By:	/s/ Kelly Tucek

Kelly Tucek
Vice President of the General Partner and principal financial officer of Inland Land Appreciation Fund II, L.P.

Date:	February 16, 2005